SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934




       Date of Report (Date of Earliest Event Reported) December 12, 2007
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                 Pope Resources, A Delaware Limited Partnership
             (Exact name of registrant as specified in its charter)



              Delaware                                91-1313292
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   (State or other jurisdiction of                 (I.R.S. Employer
   incorporation or organization)                 Identification No.)



                19245 Tenth Avenue NE, Poulsbo, Washington 98370
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               (Address of principal executive offices) (ZIP Code)


        Registrant's telephone number, including area code (360) 697-6626
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                                 NOT APPLICABLE
                                 --------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

                    INFORMATION TO BE INCLUDED IN THE REPORT
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Item 8.01      OTHER EVENTS


On December 12, 2007 the Partnership announced that it plans to reduce 2008 timber harvest volume by 33% from it long term sustainable harvest level. The Partnership's expectation is that when the Partnership ultimately harvests this deferred volume, unitholders will benefit, from a discounted cash flow perspective, through both biological growth and improved price realization by waiting to harvest that timber when log markets have recovered. A copy of the press release is attached hereto as Exhibit 99.1. The information disclosed in this report and the exhibit hereto is furnished pursuant to the regulations of the Commission and shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.


Item 9.01.     FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.  Description
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99.1         Press release of the registrant dated December 12, 2007



SIGNATURES
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Pursuant to the requirements of Section 13 of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                               POPE RESOURCES, A DELAWARE LIMITED PARTNERSHIP


DATE: December 12, 2007              BY:   /s/ Thomas M. Ringo
                                           -------------------
                                     Thomas M. Ringo
                                     Vice President and Chief Financial Officer,
                                     Pope Resources, A Delaware Limited
                                     Partnership, and Pope MGP, Inc., General
                                     Partner